Exhibit 10.25

RESTRICTED STOCK
AWARD AGREEMENT

This Restricted Stock Award Agreement is entered into by and between Haynes International, Inc., a Delaware corporation ("Company"), and «Participant_Name», an employee of the Company ("Grantee"), effective as of DATE OF GRANT ("Effective Date").

Background

The Company wishes to provide incentives to recognize and reward the Grantee, whose performance, contributions and skills will be critical to the Company's success, by aligning his/her interests more closely with those of the Company's stockholders.  For this purpose, the Compensation Committee of the Company's Board of Directors ("Committee") has granted the Grantee restricted shares of unregistered common stock of Company, subject to the terms and conditions provided in this Restricted Stock Award Agreement ("Agreement") and the Haynes International, Inc. 2020 Incentive Compensation Plan (the "Plan").  All terms not herein defined shall have the meaning set forth in the Plan.  In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms, conditions and provisions of the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

In consideration of the premises, the Company and the Grantee agree as follows:

Agreement

1.Grant.  The Company hereby grants the Grantee «Number_of_Shares» whole shares of unregistered common stock of the Company, which shares ("Restricted Shares") shall be subject to the terms, conditions and restrictions specified in this Agreement and the Plan.  The Committee has determined that (disregarding restrictions imposed by this Agreement and the Plan that lapse upon the Grantee's interest becoming vested) the Restricted Shares have a per-share fair market value ("Value") of $FMV.
2.Closing.  The transfer of the Restricted Shares ("Closing") shall occur simultaneously with the execution of this Agreement.  Concurrently with the execution of this Agreement, (i) the Company shall deliver to the Grantee a certificate, registered in the Grantee's name, representing the Restricted Shares, and (ii) the Grantee shall deliver to the Company a duly executed stock power, endorsed in blank, relating to the Restricted Shares.
3.Custody.  The Grantee understands that, although the certificates representing the Restricted Shares shall be registered in the Grantee's name, all such certificates (other than for Restricted Shares that have vested) shall be deposited, together with the stock power executed by the Grantee, in proper form for transfer, with the Company.  The Company is hereby authorized to effectuate the transfer into its name of all certificates representing the Restricted Shares that are forfeited to the Company pursuant to Section 6 of this Agreement.  Following the vesting of all

Exhibit 10.25

Restricted Shares subject to this Agreement, or earlier, if requested by the Grantee, the Company shall issue an appropriate certificate for those Restricted Shares that have become vested.
4.Nontransferability of Restricted Shares.  Until such time as the Restricted Shares become vested, the Grantee shall not have any right to sell, assign, transfer, pledge, hypothecate, or otherwise dispose of the Restricted Shares.  The Grantee represents and warrants to the Company that he/she shall not sell, assign, transfer, pledge, hypothecate, or otherwise dispose of the Restricted Shares in violation of applicable securities laws, the Plan or the provisions of this Agreement.
5.Vesting.  The Grantee's interest in the Restricted Shares shall vest and become nonforfeitable as follows:  Except as otherwise provided herein or in the Plan, the Grantee's interest in the Restricted Shares shall vest in 50% of the Restricted Shares on each of the first and second anniversaries of the Effective Date, provided that the Grantee is still employed by the Company.

Notwithstanding the preceding paragraph of this Section 5, the Grantee's interest in the Restricted Shares not previously vested or forfeited shall become 100% vested upon the occurrence of a Change in Control (as defined in the Plan).

6.Forfeiture.  Except as set forth herein or in the Plan, if the Grantee ceases to be an employee of the Company for any reason before becoming 100% vested in the Restricted Shares, the unvested portion of the Restricted Shares shall not vest, and the Grantee's interest in the unvested portion of the Restricted Shares shall be immediately forfeited effective as of the date of such termination of service.
7.Voting and Other Rights.  The Grantee shall have absolute beneficial ownership of the Restricted Shares, including the right to vote any and all Restricted Shares and to receive dividends or other distributions thereon, subject to the vesting restrictions set forth in Section 5, until the earlier of the date on which such Restricted Shares shall be forfeited as provided herein or the date on which the Grantee ceases to own such shares.
8.Grantee Representations.  The Grantee represents and warrants to the Company that:
(a)he/she is acquiring the Restricted Shares for his/her own account for investment and not with a view to or for resale in connection with any distribution of the Restricted Shares and that he/she has no present intention of distributing or reselling the Restricted Shares;
(b)the certificate or certificates representing the Restricted Shares shall bear an appropriate legend relating to restrictions on transfer; and
(c)he/she has not (a) directly or indirectly rendered services to or for an organization, or engaged in a business, that is, in the judgment of the Committee, in competition with the Company or (b) disclosed to anyone outside of the Company, or used for any purpose other than the Company's business, any confidential or proprietary information or material relating to the Company.

Exhibit 10.25

9.Adjustments for Changes in Capitalization of the Company.  In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation or other change affecting the Shares, an adjustment shall be made to the Restricted Shares to the extent provided under the terms of the Plan.
10.Securities Laws.  The Grantee understands that applicable securities laws may restrict the right of the Grantee to dispose of any Restricted Shares which the Grantee may acquire hereunder and govern the manner in which such Restricted Shares may be sold.  The Grantee shall not offer, sell or otherwise dispose of any of the Restricted Shares in any manner which would (a) require the Company to file any registration statement with the Securities Exchange Commission (the "SEC"), (b) require the Company to amend or supplement any registration statement which the Company may at any time have on file with the SEC, or (c) violate the 1933 Act or any other state or federal law.
11.Withholding Taxes.  If the grant or other transfer of the Restricted Shares, or the vesting of the Restricted Shares, results in taxable compensation income to the Grantee, (i) if Grantee has executed the authorization set forth on Exhibit A attached hereto, or so notified the Company in writing at least 6 months prior to the vesting, the Grantee hereby authorizes the Company to transfer shares of stock from the Grantee to the Company in a number sufficient to satisfy Grantee’s withholding tax obligation with respect to the vesting shares in the percentage specified by the Grantee, subject to a maximum of twenty-five percent (25%) of the amount of such taxable compensation or such other percentage as may from time to time be specified or permitted by the Internal Revenue Service, or (ii) if Grantee has not executed such authorization or given such notice, collect any federal, state or local taxes from the Grantee by lump sum or installment payroll deduction(s) approved by the Finance Department or, if that is not possible or desirable, the Grantee agrees to make direct payment of the applicable taxes to the Company as provided in the Plan.
12.Integration.  This Agreement supersedes any and all prior and/or contemporaneous agreements, either oral or in writing, between the parties hereto, with respect to the subject matter hereof.  Each party to this Agreement acknowledges that no representations, inducements, promises, or other agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, pertaining to the subject matter hereof, which are not embodied herein, and that no prior and/or contemporaneous agreement, statement or promise pertaining to the subject matter hereof that is not contained in this Agreement shall be valid or binding on either party.
13.Impact of Agreement on Employment or Service. Nothing contained in this Agreement or the Plan shall restrict the right of the Company or any of its Subsidiaries to terminate Grantee’s employment or service at any time with or without Cause subject to any written employment agreement.
14.Acknowledgments by Grantee. By signing this Agreement, the Grantee acknowledges that he/she (a) has received a copy of the Plan and is familiar with the terms and provisions of the Plan and the Agreement, and (b) agrees to accept as binding, conclusive and final all decisions and interpretations of the Company’s Board of Directors and Committee upon any questions arising under the Plan or this Agreement.

Exhibit 10.25

15.Successors.  This Agreement shall be binding upon and inure to the benefit of any successor of the Company and any successors, assigns or estate of the Grantee, including his/her executors, administrators and trustees.
16.Amendment.  No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is in writing and signed by the party against whom such modification, waiver or discharge is sought to be enforced.
17.Governing Law.  The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Indiana, without giving effect to the principles of conflict of laws of such State.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement, effective on the date specified in the first paragraph hereof.

GRANTEEHaynes International, INC.

      By:

«Participant_Name»	«Company Officer»

Exhibit 10.23

STOCK POWER

For Value Received, the undersigned hereby sells, assigns and transfers unto Haynes International, Inc., «Number_of_Shares» («Typed_Number_of_Shares») shares of common stock, $0.001 par value, of Haynes International, Inc. (the "Company"), standing in his/her name on the books of the Company and does hereby irrevocably constitute and appoint the Secretary of the Company attorney-in-fact to transfer those shares on the books of the Company with full power of substitution in the premises.

Dated and effective as of the      day of                    ,                   .

By:_______________________________________

«Participant_Name»

In the presence of:

Witness Signature

Witness Printed Name

Exhibit 10.23

EXHIBIT A

AUTHORIZATION

The undersigned hereby authorizes and directs the Company to satisfy any withholding tax obligation that may arise in connection with the vesting of all restricted shares granted to me under the attached Restricted Stock Award Agreement by transferring to the Company shares of restricted stock having a fair market value (as determined in accordance with the Haynes International, Inc. 2020 Incentive Compensation Plan, as amended from time to time)

CHOOSE your withholding (check one):

          Equal to the IRS statutory requirements for withholding; or

          Equal to ______% of the fair market value (as determined in accordance with the Plan) of the vesting shares

____________________________________

«Participant_Name»